SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      November 17, 2003 (November 6, 2003)

                                UCAP Incorporated

     Colorado                       0-27480                      84-1325695

(State or other             (Commission File ID No.)          (IRS Employer No.)
jurisdiction of
 incorporation)

                        Suite 700, 14001 E. Iliff Avenue
                                Denver, CO 80014
                    (Address of principal executive offices)

                                 (303) 696-1700
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Item 5.  Other Events

         Under the terms of a Settlement and Mutual Release Agreement dated November 6, 2003, William D. McCord, a former majority shareholder of United Capital Mortgage Corporation ("UCMC"), a wholly owned subsidiary of the Company, agreed to terminate and release the Company from its pledge to him of all of the issued and outstanding shares of capital stock of UCMC. As previously reported in the Company's amended annual report on Form 10-KSB/A for the year ended September 30, 2002, filed with the Securities and Exchange Commission on January 29, 2003, the Company had pledged all of the issued and outstanding shares of capital stock of UCMC to Mr. McCord.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                        UCAP Incorporated
                                        (Registrant)


Dated:  November 17, 2003               By: /s/ Dan Moudy
                                        ----------------------------------
                                        Dan Moudy, Chief Executive Officer